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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        ManTech International Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Delaware                               22-1852179
----------------------------------------     --------------------------------
(State of incorporation or organization)             (I.R.S. employer
                                                    identification no.)

       12015 Lee Jackson Highway
              Fairfax, VA                               22033-3300
----------------------------------------     --------------------------------
(Address of principal executive offices)                (Zip code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-73946
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Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                        Name of each exchange on which
     to be so registered                        each class is to be registered
     -------------------                       ---------------------------------

        Not Applicable                                   Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                 Class A Common Stock, par value $0.01 per share
--------------------------------------------------------------------------------
                                (Title of class)




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Item 1.  Description of Registrant's Securities to be Registered.

         Information with respect to the Class A Common Stock of ManTech International Corporation (the "Corporation") is incorporated herein by reference to the section captioned "Description of Capital Stock, Certificate of Incorporation and Bylaws" in the Corporation's Registration Statement on Form S-1 (File No. 333-73946) filed with the Securities and Exchange Commission on November 23, 2001 (the "Form S-1 Registration Statement"), as it may be amended from time to time. Any prospectus that contains this information and is subsequently filed by the Corporation pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is deemed to be incorporated herein by reference.

Item 2.  Exhibits.

     Exhibit
     Number                                         Description
   ----------                                       -----------

        1.          Amended and Restated Certificate of Incorporation of the
                    Corporation.*

        2.          Amended and Restated Bylaws of the Corporation.**

        3.          Specimen Class A Common Stock Certificate.***

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*        Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration
         Statement.

** Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.

*** Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 25, 2002                 MANTECH INTERNATIONAL CORPORATION



                                        By: /s/ John A. Moore, Jr.
                                            -------------------------------
                                        Name:  John A. Moore, Jr.
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Treasurer


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